                                                                [CONFORMED COPY]



                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


          AMENDMENT dated as of April 9, 1996 among ARMSTRONG WORLD INDUSTRIES, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                             W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of February 7, 1995 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement to modify the rates of interest payable thereunder, to extend the term thereof, to add the New Banks (as defined below) as parties to the Agreement as amended hereby and to provide for changes in the total and respective Commitments of the Banks;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1.  Definitions; References.  Unless otherwise specifically
                      -----------------------
defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

          SECTION 2.  Amendment of Section 1.01 of the Agreement.  (a) Each of
                      ------------------------------------------
the following definitions in Section 1.01 of the Agreement are amended to read in full as follows:

          "Pricing Schedule" means the Schedule attached to Amendment No. 1 to the Credit Agreement identified as such.

          "Termination Date" means April 9, 2001, or if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

          (b) The definition of "Consolidated Net Worth" is amended by replacing the amount "$50,000,000" with "$100,000,000" and by replacing the words "write offs" with the words "special charges."

          SECTION 3.  Amendment of Section 5.07 of the Agreement.  Section 5.07
                      ------------------------------------------
is amended by replacing the amount "$470,000,000" with "$500,000,000."


          SECTION 4.  Amendment of Section 9.07(a) of the Agreement.  Section
                      ---------------------------------------------
9.07(a) is amended by replacing the amount "$300,000,000" with "$500,000,000."

          SECTION 5.  New Banks; Changes in Commitments.  With effect from and
                      ---------------------------------
including the date this Amendment becomes effective in accordance with Section 8 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.09 of the Agreement. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Section 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

          SECTION 6.  Representations and Warranties.  The Borrower hereby
                      ------------------------------
represents and warrants that as of the date hereof and after giving effect hereto:

          (a) no Default under the Agreement has occurred and is continuing; and

          (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of this date.

          SECTION 7. Governing Law.  This Amendment shall be governed by and
                     -------------
construed in accordance with the laws of the State of New York.

          SECTION 8.  Counterparts; Conditions to Effectiveness.  This Amendment
                      -----------------------------------------
may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received:

          (a) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) a duly executed Note for each New Bank (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with
     Section 2.05 of the Agreement;

          (c) an opinion of counsel for the Borrower, addressed to the Banks and the Agent, substantially in the form of Exhibit A hereto (which the Borrower hereby expressly instructs such counsel to prepare and deliver);

          (d) a certificate signed by the Chief Financial Officer of the Borrower, dated the date hereof, to the effect that no Default shall have occurred and be continuing and that the representations and warranties of the Borrower contained in the Agreement, as amended hereby, shall be true and correct as of the date of effectiveness hereof; and

          (e) all documents that the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and validity of this Amendment and the New Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         ARMSTRONG WORLD INDUSTRIES,INC.



                         By: /s/ Frank A. Riddick, III
                             -------------------------------
                             Title: Senior Vice President
                                     and C.F.O.



                         By: /s/ Stephen C. Hendrix
                             -------------------------------
                             Title: Treasurer
                         313 West Liberty Street
                         Lancaster, PA  17603
                         Facsimile number: 717-396-2408

Commitments
- -----------


$38,000,000                MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK



                           By /s/ Laura E. Reim
                              --------------------------------
                              Title: Vice President


$29,000,000                ABN AMRO BANK N.V.
                           By: ABN AMRO NORTH AMERICA, INC.,
                               as Agent



                           By /s/ James M. Janovsky
                              --------------------------------
                              Title: Group V.P. and Director



                           By /s/ Dennis F. Lennon
                              --------------------------------
                              Title: V.P. and Director


$29,000,000                BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION



                           By /s/ Dale Robert Mason
                              --------------------------------
                              Title: Vice President


$29,000,000                CHEMICAL BANK



                           By /s/ Peter C. Eckstein
                              --------------------------------
                              Title: Vice President


$29,000,000                MELLON BANK, N.A.



                           By /s/ Gilbert B. Mateer
                              --------------------------------
                              Title: Vice President

$29,000,000                SOCIETE GENERALE



                           By /s/ Bruce Drossman
                              ------------------------------
                              Title: Vice President


$29,000,000                UNION BANK OF SWITZERLAND



                           By /s/ Peter B. Yearley
                              ------------------------------
                              Title: Managing Director



                           By /s/ James P. Kelleher
                              ------------------------------
                              Title: Assistant Vice
                                     President


$29,000,000                WACHOVIA BANK OF GEORGIA, N.A.



                           By /s/ Adam T. Ogburn
                              ------------------------------
                              Title: Vice President


$29,000,000                WESTDEUTSCHE LANDESBANK
                             GIROZENTRALE, NEW YORK AND
                             CAYMAN ISLANDS BRANCHES



                            By /s/ Franz J. Vohn
                               -----------------------------
                               Title: Vice President



                            By /s/ Karen Hoplock
                               -----------------------------
                               Title: Vice President

$15,000,000                BARCLAYS BANK PLC



                           By /s/ Terance Bullock
                              -------------------
                              Title: Associate Director


$15,000,000                STANDARD CHARTERED BANK



                           By /s/ Marianne R. Murray
                              ----------------------
                              Title: Vice President


$-0-                       CITIBANK, N.A.



                           By /s/ William G. Martens III
                              --------------------------
                              Title: Attorney-In-Fact


Total Commitments

$300,000,000
=================


                           MORGAN GUARANTY TRUST COMPANY
                             OF NEW YORK, as Agent



                           By /s/ Laura E. Reim
                              -----------------
                              Title: Vice President
                           60 Wall Street
                           New York, New York  10260-0060
                           Attention: Laura E. Reim
                           Telex number: 177615
                           Facsimile number: (212) 648-5336

                               PRICING SCHEDULE


          The "Euro-Dollar Margin", "CD Margin" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:


             Level    Level   Level        Level    Level    Level    Level    Level    Level    Level    Level
  Status       I       II      III          IV        V       VI       VII     VIII      IX        X       XI


Euro-
Dollar       0.1225%  0.1300%     0.1500%  0.1675%  0.1850%  0.2050%  0.2500%  0.2550%  0.2750%  0.3000%  0.5000%
Margin

CD Margin    0.2475%  0.2550%     0.2750%  0.2925%  0.3100%  0.3300%  0.3750%  0.3800%  0.4000%  0.4250%  0.6250%

Facility
Fee Rate     0.0650%  0.0700%     0.0750%  0.0825%  0.0900%  0.0950%  0.1000%  0.1200%  0.1250%  0.1750%  0.2500%

================================================================================================================

     For purposes of this Schedule, the following terms have the following meanings:


     "Moody's" means Moody's Investors Service, Inc.

     "S&P" means Standard & Poor's Rating Service.

     "Status" refers to the determination of which of Level I through XI exists at any date, based on the credit ratings in effect on such date and the table below.

     The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party redit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                Pricing Levels
                                --------------


Moody's                            S&P                              Level
- ---------                          ----                             -----

Aa3                                AA-                              I
A1                                 AA-                              I
A2                                 AA-                              II
A3                                 AA-                              II
Baa1                               AA-                              III
Baa2                               AA-                              III
Baa3                               AA-                              IV
Ba1                                AA-                              IV
Aa3                                A+                               I
A1                                 A+                               II
A2                                 A+                               III
A3                                 A+                               III
Baa1                               A+                               III
Baa2                               A+                               IV
Baa3                               A+                               IV
Ba1                                A+                               VI
Aa3                                A                                II
A1                                 A                                III
A2                                 A                                III
A3                                 A                                III
Baa1                               A                                IV
Baa2                               A                                IV
Baa3                               A                                VI
Ba1                                A                                VI
Aa3                                A-                               II
A1                                 A-                               III
A2                                 A-                               III
A3                                 A-                               IV
Baa1                               A-                               V
Baa2                               A-                               VI
Baa3                               A-                               VI
Ba1                                A-                               VIII
Aa3                                BBB+                             III
A1                                 BBB+                             IV
A2                                 BBB+                             IV
A3                                 BBB+                             V
Baa1                               BBB+                             VI
Baa2                               BBB+                             VII
Baa3                               BBB+                             VIII
Ba1                                BBB+                             VIII
Aa3                                BBB                              III
A1                                 BBB                              IV
A2                                 BBB                              IV



A3                                 BBB                              VI
Baa1                               BBB                              VII
Baa2                               BBB                              VIII
Baa3                               BBB                              IX
Ba1                                BBB                              X
Aa3                                BBB-                             IV
A1                                 BBB-                             IV
A2                                 BBB-                             VI
A3                                 BBB-                             VI
Baa1                               BBB-                             VIII
Baa2                               BBB-                             IX
Baa3                               BBB-                             X
Ba1                                BBB-                             XI
Aa3                                BB+                              IV
A1                                 BB+                              VI
A2                                 BB+                              VI
A3                                 BB+                              VIII
Baa1                               BB+                              VIII
Baa2                               BB+                              X
Baa3                               BB+                              XI
Ba1                                BB+                              XI


Note:  A rating of Aa3 (Moody's) or AA- (S&P) includes any higher rating.  A
- ----
rating of Ba1 (Moody's) or BB+ (S&P) includes any lower rating (or the absence of a rating).

                                                                       EXHIBIT A
                                                                       ---------


                                   OPINION OF
                            COUNSEL FOR THE BORROWER
                            ------------------------



                                       April __, 1996



To the Banks and the Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

        I have acted as counsel for Armstrong World Industries, Inc. (the "Borrower") in connection with the Credit Agreement dated as of February 7, 1995, as amended by Amendment No. 1 dated as of April 9, 1996 (the "Agreement") among the Borrower, the banks listed on the signature pages of Amendment No. 1 and Morgan Guaranty Trust Company of New York, as Agent. Terms defined in the Agreement are used herein as therein defined.

        I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

        I am licensed to practice law in the Commonwealth of Pennsylvania. The law covered by this opinion is limited to the laws of the Commonwealth of Pennsylvania and the Federal laws of the United States. I have assumed for the purposes of this opinion that the substantive law of the State of New York is identical in all material respects to the substantive law of the Commonwealth of Pennsylvania.

        Upon the basis of the foregoing, I am of the opinion that:

        1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Pennsylvania, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

        2. The execution, delivery and performance by the Borrower of the Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

        3. The Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by general principles of equity.

        4. Except as disclosed in the Borrower's 199_ Form 10-K or in the Borrower's Latest Form 10-Q, there is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position, operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole, or the ability of the Borrower to perform its obligations under the Agreement and the Notes, or which in any manner draws into question the validity of the Agreement or the Notes.

        5. Each of the Borrower's Significant Subsidiaries is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                                       Very truly yours,



                                       3